SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549
                     -----------------------
                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date  of Report (Date of earliest event reported):  December 6, 2006

                        EACO CORPORATION
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     (Exact name of registrant as specified in its charter)

        FLORIDA               0-14311            59-2597349
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    (State or other         (Commission       (I.R.S. Employer
      jurisdiction         File Number)      Identification No.)
   of incorporation)

1500 n. Lakeview Avenue                             92807
Anaheim, CA
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(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code: (714) 876-2490
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  (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[   ]  Written  communications pursuant to  Rule  425  under  the
Securities Act (17 CRF 230.425)

[   ]  Soliciting  material pursuant to  Rule  14a-12  under  the
Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule  14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))

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                   CURRENT REPORT ON FORM 8-K

                        EACO CORPORATION

                       December 6, 2006

ITEM 4.01 Changes in Registrant's Certifying Accountants

On December 4, 2006, we were informed by Squar, Milner, Miranda &
Williamson, LLP ("Squar Milner"), our independent registered public accounting firm, as follows:

Squar Milner has consummated a merger with Peterson & Co., LLP ("Peterson"). Peterson, which is located in San Diego, California, is also registered with the Public Company Accounting Oversight Board (United States). The name of the post-merger firm is Squar, Milner, Peterson, Miranda & Williamson, LLP ("Squar Milner Peterson").

We  are  filing this Form 8-K as notification that  Squar  Milner
Peterson succeeds Squar Milner as our independent registered auditor.

Squar Milner's report on our consolidated financial statements as of and for the year ended December 31, 2005 did not contain an adverse opinion or a disclaimer of opinion.

During the two years preceding December 31, 2005 and the subsequent interim period preceding the change from Squar Milner to Squar Milner Peterson, there were no disagreements with Squar Milner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Squar Milner, would have caused them to make reference thereto in their reports on our consolidated financial statements.

Our Audit Committee, after considering the facts set forth in this report on Form 8-K, approved the continuing engagement of Squar Milner Peterson as our independent registered auditor.

We have provided Squar Milner with a copy of the foregoing disclosures. A copy of Squar Milner's letter required by Item
304(a)(3) of Regulation S-K is included with this report.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

	(c)  Exhibits.

	     16   Certificateion of Squar, Milner, Miranda &
		  Williamson

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                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           EACO CORPORATION

Date: December 6, 2006   By: /S/ Glen Ceiley
			       ____________________________
                               GLEN CEILEY
                               Chief Executive Officer

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